SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Cliffs Natural Resources Inc.

(Name of Registrant as Specified In Its Charter)

Casablanca Capital LP
Donald G. Drapkin
Douglas Taylor
Robert P. Fisher, Jr.
Celso Lourenco Goncalves
Patrice E. Merrin
Joseph Rutkowski
Gabriel Stoliar

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒ No fee required.

☐ Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

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☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PRELIMINARY COPY SUBJECT TO COMPLETION
DATED MARCH 6, 2014

CLIFFS NATURAL RESOURCES INC.

PROXY STATEMENT

OF

CASABLANCA CAPITAL LP

PLEASE SIGN, DATE AND MAIL THE ENCLOSED WHITE PROXY CARD TODAY

This Proxy Statement and the enclosed WHITE proxy card are being furnished by Casablanca Capital LP (“Casablanca Capital”), Donald G. Drapkin (“Mr. Drapkin”) and Douglas Taylor (“Mr. Taylor” and together with Casablanca Capital and Mr. Drapkin, collectively, “Casablanca”) and the other Nominees (as defined below) (collectively, the “Participants”) in connection with the solicitation of proxies (the “Proxy Solicitation”) from the shareholders of Cliffs Natural Resources Inc. (“Cliffs” or the “Company”).

For the reasons set forth in this proxy statement, we do not believe that the current board of directors of the Company (the “Board”) is acting in the best interests of the Company’s shareholders. We are therefore seeking your support at the upcoming 2014 annual meeting of shareholders (the “Annual Meeting”) to be held on Tuesday, May 13, 2014, at a location and time to be set forth in the Company’s proxy statement on Schedule 14A in connection with the Annual Meeting (the “Company’s Proxy Statement”) (for reference, the Company’s 2013 annual meeting of shareholders was held at the Company’s executive offices, located at 200 Public Square, 41st floor, Cleveland, Ohio 44114 at 11:30 a.m. local time), with respect to the following (each, a “Proposal” and, collectively, the “Proposals”):

1.	To elect Casablanca’s slate of six director nominees, Robert P. Fisher, Jr., Celso Lourenco Goncalves, Patrice E. Merrin, Joseph Rutkowski, Gabriel Stoliar and Douglas Taylor (collectively, the “Nominees”) to serve as directors on the Board until the next annual meeting of shareholders or until their successors are duly elected and qualified, in opposition to the Company’s director nominees;

2.	To vote against the Company’s proposal to approve, on an advisory basis, the Company’s named executive officers compensation, as will be described in the Company’s Proxy Statement;

3.	To ratify the appointment of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm to serve for the fiscal year ending December 31, 2014; and

5.	To transact any other matters that may properly come before the Annual Meeting or any adjournment thereof.

The Company has set the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting as March 14, 2014 (the “Record Date”). Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. The mailing address of the principal executive offices of the Company is 200 Public Square, 41st floor, Cleveland, Ohio 44114. According to the Company, as of February 10, 2014, there were 153,087,255 shares of common stock, par value $0.125 per share (the “Common Stock”), outstanding. As of December 31, 2013, there were 731,250 shares of 7.00% Series A Mandatory Convertible Preferred Stock, Class A, no par value (the “Mandatory Convertible Preferred Stock”), outstanding and because the depositary shares (the “Depositary Shares”) each represent a 1/40th interest in a share of Mandatory Convertible Preferred Stock, we believe that there were also 29,250,000 Depositary Shares outstanding as of December 31, 2013. As of March 5, 2014, Casablanca, together with the other Participants in this Proxy Solicitation, beneficially owned 7,957,520 shares of Common Stock, including 50,000 shares of Common Stock beneficially owned by Celso Lourenco Goncalves (“Mr. Goncalves”), which represents an aggregate of approximately 5.2% of the outstanding Common Stock. We intend to vote such shares of Common Stock cumulatively FOR the election of the Nominees, AGAINST the advisory vote on executive compensation and FOR the ratification of the appointment of Deloitte.

This proxy statement and WHITE proxy card are first being mailed or given to the Company’s shareholders on or about [_____], 2014.

THIS PROXY SOLICITATION IS BEING MADE BY THE PARTICIPANTS AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY OR ANY OTHER THIRD PARTY. THE PARTICIPANTS ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS DESCRIBED HEREIN. SHOULD OTHER MATTERS BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED WHITE PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

CASABLANCA URGES YOU TO SIGN, DATE AND RETURN THE WHITE PROXY CARD IN FAVOR OF THE ELECTION OF ITS NOMINEES.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY MANAGEMENT OF THE COMPANY, YOU MAY REVOKE THAT PROXY AND VOTE FOR THE ELECTION OF CASABLANCA’S NOMINEES, AGAINST THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS AND FOR THE RATIFICATION OF DELOITTE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM BY SIGNING, DATING AND RETURNING THE ENCLOSED WHITE PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING TO CASABLANCA, C/O OKAPI PARTNERS LLC, 437 MADISON AVENUE, 28TH FLOOR, NEW YORK, NEW YORK 10022, WHICH IS ASSISTING IN THIS PROXY SOLICITATION, OR TO THE SECRETARY OF THE COMPANY, OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

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IMPORTANT
PLEASE READ THIS CAREFULLY

If your shares of Common Stock and/or Depositary Shares are registered in your own name, please vote today by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided.

If your shares are held in the name of a brokerage firm, and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal unless it is a “routine” matter. This is referred to as a “broker non-vote.” Under the rules and interpretations of the New York Stock Exchange (“NYSE”), there are no “routine” proposals in a contested proxy solicitation. Because Casablanca has initiated a contested proxy solicitation, there will be no “routine” matters at the Annual Meeting for any broker accounts that are provided with proxy materials by Casablanca. We urge you to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions to Casablanca Capital LP, c/o Okapi Partners LLC, 437 Madison Avenue, 28th Floor, New York, New York 10022, so that we will be aware of all instructions given and can attempt to ensure that such instructions are followed.

Because each Depositary Share represents a 1/40th interest in a share of Mandatory Convertible Preferred Stock, each Depositary Share will be entitled to 1/40th of a vote to which each share of Mandatory Convertible Preferred Stock represented by such Depositary Share is entitled. Wells Fargo Bank, N.A. acts as the bank depositary with respect to the Depositary Shares. The bank depositary will provide notice of the Annual Meeting to the record holders of the Depositary Shares. Each record holder of Depositary Shares on the Record Date may instruct the bank depositary as to how to vote the number of shares of Mandatory Convertible Preferred Stock represented by such holder’s Depositary Shares. The bank depositary will endeavor, insofar as practicable, to vote the number of shares of Mandatory Convertible Preferred Stock represented by such Depositary Shares in accordance with these instructions. The bank depositary will abstain from voting shares of Mandatory Convertible Preferred Stock to the extent it does not receive specific instructions from the holders of Depositary Shares.

Execution and delivery of a proxy by a record holder of shares of Common Stock and/or Depositary Shares will be presumed to be a proxy with respect to all shares of Common Stock and/or Depositary Shares held by such record holder unless the proxy specifies otherwise.

Only record holders of shares of Common Stock or Depositary Shares as of the close of business on the Record Date will be entitled to vote on the Proposals. If you are a shareholder of record as of the close of business on the Record Date, you will retain your right to vote even if you sell your shares of Common Stock or Depositary Shares after the Record Date.

According to the Company’s proxy statement on Schedule 14A filed in connection with the 2013 annual meeting of shareholders (“2013 Proxy Statement”) and the rules of the NYSE, (i) abstentions and broker non-votes will have no effect with respect to the election of directors; (ii) abstentions will have the effect of votes against, and broker non-votes will have no effect with respect to, the advisory vote regarding the compensation of the Company’s named executive officers and (iii) abstentions and broker non-votes will have no effect on the ratification of Deloitte as the Company’s independent registered public accounting firm.

If you have any questions regarding your WHITE proxy card or need assistance in executing your proxy, please contact Okapi Partners LLC at (212) 297-0720 or Toll-Free at (877) 274-8654.

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INFORMATION ON THE PARTICIPANTS

This Proxy Solicitation is being made by Casablanca Capital LP, Donald G. Drapkin, Douglas Taylor, Robert P. Fisher, Jr., Mr. Goncalves, Patrice E. Merrin, Joseph Rutkowski and Gabriel Stoliar .

The principal business of Casablanca Capital is to serve as an investment advisor, exempt from registration with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended, on behalf of various clients, including individuals and institutions. The principal occupation of Mr. Drapkin is serving as a co-managing member of Casablanca Capital GP, LLC, the general partner of Casablanca Capital (“Casablanca GP”), and as a member of the management committee and the Chairman of Casablanca Capital. The principal occupation of Mr. Taylor is serving as a co-managing member of Casablanca GP and as a member of the management committee and the Chief Executive Officer of Casablanca Capital. The principal business of each Nominee is disclosed in the section titled “PROPOSAL 1- ELECTION OF DIRECTORS” on page [    ].

The principal business address of Casablanca is 450 Park Avenue, Suite 1403, New York, NY 10022. The principal business address of each Nominee is disclosed in the section titled “PROPOSAL 1- ELECTION OF DIRECTORS” on page [    ].

As of the date of this filing, the Participants may be deemed to beneficially own, in the aggregate, 7,957,520 shares of Common Stock, constituting approximately 5.2% of the Company’s outstanding Common Stock. Of the 7,957,520 shares of Common Stock owned in the aggregate by the Participants, such shares of Common Stock may be deemed to be beneficially owned (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934 (the “Exchange Act”)) as follows: (a) 1,000 shares of Common Stock may be deemed to be beneficially owned by Mr. Drapkin in record name; (b) 7,906,520 shares of Common Stock may be deemed to be beneficially owned by Casablanca Capital by virtue of investment management agreements with a separate managed account; (c) 7,907,520 shares of Common Stock (including the 1,000 shares of Common Stock held by Mr. Drapkin in record name) may be deemed to be beneficially owned by Mr. Drapkin by virtue of his direct ownership and his direct and indirect control of Casablanca Capital; (d) 7,906,520 shares of Common Stock may be deemed to be beneficially owned by Mr. Taylor by virtue of his direct and indirect control of Casablanca Capital; and (e) 50,000 shares of Common Stock may be deemed to be beneficially owned by Mr. Goncalves.

Casablanca and Mr. Goncalves may be deemed to have formed a “group,” within the meaning of Section 13(d)(3) of the Exchange Act. Collectively, the group (and each member thereof) may be deemed to have beneficial ownership of a combined 7,957,520 shares of Common Stock, constituting approximately 5.2% of the Company’s outstanding shares of Common Stock. Casablanca disclaims beneficial ownership of any shares of Common Stock beneficially owned by Mr. Goncalves. Casablanca Capital and Mr. Taylor disclaim beneficial ownership of any shares of Common Stock owned by Mr. Drapkin in record name. Mr. Goncalves disclaims beneficial ownership of any shares of Common Stock beneficially owned by any other Participant.

Except as set forth in this proxy statement (including the Annexes hereto), (i) during the past ten years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant in this Proxy Solicitation directly or indirectly beneficially owns any securities of the Company; (iii) no Participant owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant or any of his, her or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in

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which the amount involved exceeds $120,000; (x) no Participant or any of his, her or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no person, including any of the Participants, who is a party to an arrangement or understanding pursuant to which the Nominees are proposed to be elected has a substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted on as set forth in this proxy statement. There are no material proceedings to which any Participant or any of his, her or associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. With respect to each of the Participants, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten years.

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BACKGROUND OF THE PROXY SOLICITATION

On January 27, 2014, Casablanca sent a letter to the Board expressing its disappointment in the Company’s historical financial underperformance and discussing strategic alternatives that, in Casablanca’s view, would materially increase the Company’s valuation.

On February 12, 2014, Casablanca submitted a second letter (the “February 12 Letter”) to the Company indicating its intent to nominate individuals, including Mr. Goncalves, for election to the Board, that, if elected, would constitute at least a majority of the Board. Further, Casablanca expressed its support of Mr. Goncalves as Chief Executive Officer of the Company.

On February 14, 2014, the Company issued an open letter to its shareholders in response to the February 12 Letter.

On March 5, 2014, Mr. Drapkin delivered written notice, in accordance with the Ohio General Corporation Law, to the Company’s President and Chief Executive Officer providing that he desired cumulative voting for the election of directors at the Annual Meeting.

On March 6, 2014, Casablanca sent a letter to the Board regarding Casablanca’s intention to nominate six candidates for election to the Board at the Annual Meeting. The letter also discussed the Board’s role in the decline of the value of the Common Stock by 80% since July 2011 and Casablanca’s belief that the Board has repeatedly engaged in entrenchment tactics. Casablanca also reiterated and described in more detail its strategy for creating value at the Company.

On March 6, 2014, Casablanca also launched a website, www.FixCliffs.com, to which Casablanca posted a presentation analyzing the Company’s past performance and setting forth Casablanca’s strategic recommendations and various other soliciting material.

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PROPOSAL 1 – ELECTION OF DIRECTORS

According to publicly available information, the Board currently consists of eleven directors, whose terms will expire at the Annual Meeting. We are seeking your support at the Annual Meeting to elect our six Nominees, each of whom is independent of the Company. If successful in our Proxy Solicitation, the Board will be composed of our Nominees – Robert P. Fisher, Jr., Mr. Goncalves, Patrice E. Merrin, Joseph Rutkowski, Gabriel Stoliar and Douglas Taylor – and the five Company director nominees receiving the highest number of votes in favor of his or her election at the Annual Meeting. If all six of our Nominees are elected, they will represent a majority of the members of the Board. There is no assurance that any incumbent director will serve as a director if one or more of our Nominees are elected to the Board.

We are soliciting proxies to elect only the Nominees listed herein. Accordingly, the enclosed WHITE proxy card may only be voted for the Nominees and does not confer voting power with respect to any of the Company’s director nominees. Stockholders who return the WHITE proxy card will only be able to vote for the six Nominees listed on the card and will not have the opportunity to vote for the additional five seats up for election at the Annual Meeting. You can only vote for the Company’s director nominees by signing and returning a proxy card provided by the Company or by requesting a legal proxy and casting your ballot in person by attending the Annual Meeting. You should refer to the Company’s Proxy Statement when it is filed with the SEC for the names, background, qualifications and other information concerning the incumbent directors.

Unless otherwise instructed, shares of Common Stock and Depositary Shares represented by properly executed WHITE proxy cards will be voted cumulatively at the Annual Meeting in favor of our Nominees, at our sole discretion, in order to elect as many of our Nominees as possible.

Name and Business Address	Age	Principal Occupation For Past Five Years and Directorships

Robert P. Fisher, Jr. 2681 SE Dune Drive Stuart, FL 34996	59

Mr. Fisher serves as the President and Chief Executive Officer of George F. Fisher, Inc., a private investment company that manages a portfolio of public and private investments, and has done so since 2002.

Mr. Fisher served in various positions with Goldman, Sachs & Co., an American multinational investment banking firm, from 1982 until 2001, eventually serving as Managing Director and head of its Canadian Corporate Finance and Canadian Investment Banking units for eight years. Mr. Fisher worked extensively with many of the leading North American metals and mining companies, and also served as the head of Goldman’s Investment Banking Mining Group. Mr. Fisher served as a director of CML HealthCare, Inc., a leading provider of private laboratory testing services, from 2010 until 2013. Mr. Fisher served on CML’s Audit and Corporate Governance Committees, and as the Chairman of CML’s Human Resources Committee, Chief Executive Officer Search Committee and the Special Committee to consider strategic alternatives.

Mr. Fisher currently serves as Vice President and Scholarship Committee Chair of Sailfish Point Foundation, a non-profit foundation that awards college scholarships and educational grants in Martin County, Florida, and has done so since 2012. Mr. Fisher served as President of Westchester Youth Soccer League, a non-profit organization that provides for youth soccer for 18,000 student-athletes in Westchester, Manhattan and Bronx New York, from 2004 until 2011.

Mr. Fisher holds a Bachelor of Arts degree from Dartmouth College and a Master of Arts degree in Law and Diplomacy from Tufts University.

Mr. Fisher’s qualifications as director include his vast experience in the investment

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		and finance industries which included advising the boards of numerous public companies, and his previous directorship.

Celso Lourenco Goncalves 2716 Aqua Vista Blvd. Fort Lauderdale, FL 33301	56

Mr. Goncalves served as Chairman of the Board, President and Chief Executive Officer of Metals USA Holdings Corp., a leading American manufacturer and processor of steel and other metals, from May 2006 through April 2013, and was President, Chief Executive Officer and a director of the company since February 2003. Prior to Metals USA, Mr. Goncalves served as President and Chief Executive Officer of California Steel Industries, Inc. from March 1998 to February 2003. From 1981 to 1998 he was employed by Companhia Siderúrgica Nacional, a leading steel and mining company in Brazil, where he held several positions in operations and sales. Since October 2011, Mr. Goncalves has served as a board member of Ascometal SAS, a manufacturer of special steel headquartered in Paris, France.

Mr. Goncalves earned a Masters of Science degree in Metallurgical Engineering from the Federal University of Minas Gerais in Belo Horizonte, Brazil and a Bachelor’s degree in Metallurgical Engineering from the Military Institute of Engineering in Rio de Janeiro, Brazil.

Mr. Goncalves’ qualifications as director include his more than 30 years of experience in the metals and mining industries, and his extensive experience serving on the boards of directors in the United States and abroad.

Patrice E. Merrin 92 Birch Avenue Toronto, Ontario M4V IC8	65

Ms. Merrin has been a director of Stillwater Mining Company, which mines and refines PGMs, since May 2013. At Stillwater Mining Company, she is also Chairman of the Corporate Governance and Nominating Committee, a member of the Compensation Committee and was Chairman of the CEO Search Committee. She was Chairman of the board of directors of CML HealthCare Inc., a leading provider of medical diagnostic laboratory services, from March 2011 to September 2013, at which time the company was acquired by OMERS/Borealis. Ms. Merrin had been a director of CML since 2008 and had served as Interim Chief Executive Officer from May 2011 to February 2012.

Ms. Merrin served as a director of Enssolutions Group Inc., which provides engineered environmental applications for mine tailings control, process dust and stockpile sealing from 2009 to 2011. She was a director of The NB Power Group, a company that generates and distributes electricity from nuclear, hydro, wind and oil from 2007 to 2009, and was Chairman of the Environment, Health and Safety Committee from 2008 to 2009.

From 2005 to 2006, Ms. Merrin served as President, Chief Executive Officer and a director of Luscar Ltd., Canada’s largest producer of thermal coal, and as Executive Vice-President from 2004-2005; during her tenure, Luscar was owned equally by Sherritt International Corporation and Ontario Teachers’ Pension Plan Board. Prior to joining Luscar, from 1999 to 2004, Ms. Merrin was Executive Vice President and Chief Operating Officer of Sherritt International, a diversified international natural resources company with assets in base metals mining and refining, thermal coal, oil, gas and power generation.

Since January 2012, Ms. Merrin has been a director of Ontario’s air ambulance service, where she chairs the Human Resources and Compensation Committee and

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was Chairman of the CEO Search Committee. She was a Director of the Climate Change and Emissions Management Corporation, created to support Alberta’s initiatives on climate change and the reduction of emissions, from 2009 to 2014.

Ms. Merrin was a member of the National Advisory Panel on Sustainable Energy Science and Technology from 2005 to 2006, and from 2003 to 2006 was a member of Canada’s National Round Table on the Environment and the Economy.

Ms. Merrin holds a Bachelor of Arts degree from Queen’s University and completed the Advanced Management Programme at INSEAD.

Ms. Merrin’s qualifications include her extensive operating and financial experience as a senior executive and multiple directorships.

Joseph Rutkowski 2423 S. Bay Street Georgetown, SC 29440	59

Mr. Rutkowski currently serves as a Principal at Winyah Advisors LLC, a management consulting firm, and has served in this role since 2010. Previously, Mr. Rutkowski spent 21 years at Nucor Corporation (“Nucor”), the largest steel producer in the United States prior to his departure in 2010. Mr. Rutkowski began his career with Nucor in 1989 at Nucor Cold Finish, a division of Nucor and the largest cold finished bar producer in North America. He served as manager of melting and casting at the Nucor steel division from 1991 until 1992 and general manager of Nucor from 1992 until 1998. He was promoted to Vice President in 1993 and Executive Vice President in 1998.

Mr. Rutkowski holds a Bachelor’s of Science in Mechanics and Materials Science from Johns Hopkins University.

Mr. Rutkowski’s qualifications as director include over 30 years of experience in the steel industry, including 12 years of service as an Executive Vice President of Nucor, a publicly traded Fortune 300 company.

Gabriel Stoliar Av. Niemeyer, 02. Sala 103 Leblon, Rio de Janeiro RJ- CEP: 22450-220	59

Mr. Stoliar currently serves as managing partner of Studio Investimentos, an asset management firm focused on Brazilian equities, where he has served since 2009. Mr. Stoliar serves as Chairman of the board of directors at Tupy S.A., a foundry and casting companies, and has done so since 2009. Mr. Stoliar has also served on the boards of directors of Knijnik Engenharia Integrada, an engineering company, and LogZ Logistica Brasil S.A., a ports logistic company, since 2013 and 2011, respectively.

Mr. Stoliar previously served as the Chief Financial Officer and Head of Investor Relations and subsequently as Executive Director of Planning and Business Development at Vale S.A., a Brazilian multinational diversified metals and mining company, from 1997 until 2008. He was an Executive Director at BNDES Participações ñ Brazilian Development Bank, from 1978 to 1997.

Mr. Stoliar holds a Bachelor’s of Science in Industrial Engineering from the Universdade Federal do Rio de Janeiro, a post graduate degree in Production Engineering with focus in Industrial Projects and Transportation from the Universdade Federal do Rio de Janeiro and an Executive MBA from PDG-SDE/RJ.

Mr. Stoliar’s qualifications as director include his vast experience in and relating to the metals and mining industries along with his extensive experience serving on

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various boards of directors.

Douglas Taylor 450 Park Avenue, Suite 1403 New York, NY 10022	49

Mr. Taylor has served as Chief Executive Officer and Co-Chief Investment Officer of Casablanca Capital LP, a hedge fund, since he co-founded it in 2010. Prior to Casablanca, Mr. Taylor was a Managing Director at Lazard Freres & Co. LLC, a leading financial advisory and asset management firm, from 2002 until 2010. From 2000 until 2001, Mr. Taylor served as a Managing Director of Dresdner Kleinwort Benson, and from 1993 until 2000, he held various positions, including Managing Director at Wasserstein Perella, a global mergers and acquisitions advisory and investment firm, which was bought by Dresdner Bank. Mr. Taylor began his investment banking career at Toronto Dominion Bank, a Canadian multinational banking and financial services corporation, where he served as Associate from 1990 until 1993.

From 2008 to 2010, Mr. Taylor was the Chief Financial Officer and director at Sapphire Industrials Corp., a blank check company formed for the purpose of effecting business combinations with one or more operating businesses.

Mr. Taylor holds a Bachelor of Arts degree in Economics from McGill University and a Master of Arts degree in International Affairs from Columbia University School of International and Public Affairs.

Mr. Taylor’s qualifications as director include his vast financial and strategic advisory and investment experience, which included advising public company boards.

None of the organizations or corporations referenced above is a parent, subsidiary or other affiliate of Cliffs. If elected, each of the Nominees will be considered an independent director of Cliffs under the Company’s Corporate Governance Guidelines, under applicable NYSE listing rules and under Item 407(a) of Regulation S-K.

Each of the Nominees (other than Mr. Taylor) has entered into a nominee agreement pursuant to which Casablanca Capital has agreed to pay the costs of soliciting proxies, and to defend and indemnify him or her against, and with respect to, any losses that may be incurred by him or her in the event he or she becomes a party to litigation based on his or her nomination as a candidate for election to the Board and the solicitation of proxies in support of his or her election. No Nominee will receive any compensation under his or her respective nominee agreement and will not receive any compensation from Casablanca Capital or its affiliates for his or her services as a director of the Company if elected. If elected, the Nominees (including Mr. Taylor) will be entitled to such compensation from the Company as is consistent with the Company’s then-established practices for services of non-employee directors.

Each of the Nominees has agreed to being named as a nominee in this proxy statement and has confirmed his or her willingness to serve on the Board if elected. Casablanca does not expect that any of the Nominees will be unable to stand for election, but in the event that a Nominee is unable to or for good cause will not serve, the shares of Common Stock and Depositary Shares represented by the WHITE proxy card will be voted for a substitute candidate selected by Casablanca. If Casablanca determines to add or substitute nominees, whether because the Company expands the size of the Board subsequent to the date of this proxy statement, a Nominee is unable or unwilling to serve, or for any other reason, Casablanca will supplement this proxy statement.

The eleven nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as directors, whether or not such affirmative votes constitute a majority of the shares voted.

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WE URGE YOU TO VOTE FOR THE ELECTION OF OUR NOMINEES PURSUANT TO PROPOSAL 1.

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PROPOSAL 2 – ADVISORY VOTE ON COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

As will be discussed in further detail in the Company’s Proxy Statement, the Company will be providing shareholders with the opportunity to vote, on an advisory basis, on whether to approve the compensation of the Company’s named executive officers. We believe this Proposal will be presented at the Annual Meeting as a resolution in substantially the following form:

“RESOLVED, that the compensation of the named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in this proxy statement, is hereby approved.”

As an advisory vote, this Proposal is not binding on the Company. However, the compensation and organization committee of the Board, which is responsible for designing and administering the Company’s executive compensation program and practices, expects to consider the outcome of the vote when making future compensation decisions for named executive officers.

The affirmative vote of the holders of a majority of shares, present or represented by proxy, at the Annual Meeting and entitled to vote on the Proposal will be required to approve the overall compensation of the Company’s named executive officers.

Casablanca intends to vote AGAINST Proposal 2, and recommends that all other shareholders do the same. In our opinion, the Company’s executive compensation program has failed to align compensation with performance and overall shareholder return.

WE URGE YOU TO VOTE AGAINST PROPOSAL 2.

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PROPOSAL 3 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We believe that the Company’s Proxy Statement will indicate that the Board has selected Deloitte to audit its financial statements for the fiscal year ending December 31, 2014, based on the recommendation of the audit committee of the Board. Deloitte audited the Company’s financial statements for the fiscal year ended December 31, 2013. Deloitte was first engaged by the audit committee of the Board in the fiscal year ended December 31, 2004.

According to the Company’s 2013 Proxy Statement, the audit committee’s policy is to pre-approve all audit and non-audit services provided by the Company’s independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval generally is provided for up to one year and any pre-approval is detailed as to the particular service or category of services and generally is subject to a specific budget. The audit committee has delegated pre-approval authority to the audit committee chairman, or any audit committee member in his absence, when services are required on an expedited basis, with such pre-approval disclosed to the full audit committee at its next scheduled meeting.

The affirmative vote of a majority of the shares present, in person or represented by proxy, at the Annual Meeting, entitled to vote on the Proposal will be required to ratify the appointment of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

WE RECOMMEND YOU VOTE FOR PROPOSAL 3.

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VOTING AND PROXY PROCEDURES

Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote. Because each Depositary Share represents a 1/40th interest in a share of the Mandatory Convertible Preferred Stock (each of which is entitled to one vote), holders of Depositary Shares will be entitled to 1/40th of a vote per Depositary Share. Shareholders who sell shares of Common Stock or Depositary Shares before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares of Common Stock or Depositary Shares. Shareholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares of Common Stock or Depositary Shares after the Record Date. Based on publicly available information, including the 2013 Proxy Statement, we believe that the only outstanding classes of securities of the Company entitled to vote at the Annual Meeting are the Common Stock and the Depositary Shares.

Under Ohio General Corporation Law, Section 1701.55, upon written notice by any shareholder to the President, a Vice President or the Secretary of the Company, not less than 48 hours before the time fixed for the holding of the Annual Meeting, of such shareholder’s desire to vote cumulatively for the election of directors, so long as an announcement of such notice is made upon the convening of the Annual Meeting by the Chairman or Secretary or by or on behalf of the shareholder who gave such notice, each shareholder shall have the right to cumulate such voting power at such meeting. On March 5, 2014, Mr. Drapkin, on behalf of Casablanca Capital, delivered written notice, in accordance with Ohio General Corporation Law, to the Company’s President and Chief Executive Officer providing that he desired to vote cumulatively for the election of directors at the Annual Meeting. Under cumulative voting, a shareholder may cast for any one nominee as many votes as shall equal the number of directors to be elected, multiplied by the number of his or her shares. All such votes may be cast for a single nominee or may be distributed among any two or more nominees as he or she may desire. Because we have given notice to the Company of our intention to cumulate our votes, all shareholders will have the right to cumulate their votes in the election of directors and the cumulative number of votes a shareholder may cast in director elections will be equal to the number of shares held by such shareholder on the Record Date multiplied by eleven (the number of directors to be elected at the Annual Meeting). A shareholder may distribute all of the votes to one individual nominee, or distribute such votes among any two or more nominees, as the shareholder chooses.

If you do not specifically instruct otherwise, the proxy being solicited hereby will confer upon the proxy holders the authority to cumulate votes represented by your proxy for the maximum number of our Nominees (for whom authority is not otherwise specifically withheld) including, but not limited to, the prioritization of such Nominees to whom such votes may be allocated. You may withhold your authority to vote for one or more Nominees by marking the “FOR ALL NOMINEES EXCEPT”, in which case we will retain discretion to allocate your votes among our other Nominees unless you specifically instruct otherwise. If you wish to withhold authority to cumulate votes with respect to one or more Nominees, you must submit a proxy card by mail and should mark the corresponding box under Proposal 1 on the enclosed WHITE proxy card and disclose the name of any particular Nominee(s) you wish to withhold authority to cumulate votes for on the back of the enclosed WHITE proxy card in the space provided. Under no circumstances may the proxy holders cast your votes for any Nominee from whom you have withheld authority to vote. If it is necessary for us to prioritize among the Nominees and allocate votes, we intend to provide for the election of the maximum number of our Nominees, and will provide instructions as to the order of priority of the Nominees in the event that fewer than all of our Nominees are elected at the Annual Meeting.

If you wish to provide vote allocation instructions, you must submit a proxy card by mail and should mark the corresponding box under Proposal 1 on the enclosed WHITE proxy card and disclose the number of votes you wish to allocate to any particular Nominee on the back of the enclosed WHITE proxy card in the space provided. You do not need to check the “FOR ALL NOMINEES” box to allocate votes among all of the Nominees. If you provide vote allocation instructions for less than all of the votes that you are entitled to cast, the proxy holder will retain discretionary authority to cast your remaining votes and to allocate such votes among our other Nominees other than for any Nominee for whom you have withheld authority by marking the “FOR ALL NOMINEES EXCEPT” box. Because cumulative voting will be invoked, in the event that a shareholder votes for all six of the Nominees on the WHITE proxy card, the use of discretionary authority to cumulate votes may result in that shareholder’s shares being voted for fewer than six Nominees.

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If you provide vote allocation instructions for more than the number of votes that you are entitled to cast, the proxy holder will subtract the excess votes from the Nominee or Nominees to whom you have allocated the fewest votes.

Shares of Common Stock and Depositary Shares represented by properly executed WHITE proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted cumulatively FOR the election of the Nominees to the Board, AGAINST the advisory vote on executive compensation, FOR the ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014, and in the discretion of the persons named as proxies on all other matters as may properly come before the Annual Meeting.

According to publicly available information, the current Board intends to nominate eleven candidates for election as directors at the Annual Meeting. This proxy statement is soliciting votes to elect only our Nominees, Robert P. Fisher, Jr., Celso Lourenco Goncalves, Patrice E. Merrin, Joseph Rutkowski, Gabriel Stoliar and Douglas Taylor. Accordingly, the enclosed WHITE proxy card may only be voted for our Nominees and does not confer voting power with respect to the Company’s nominees. You can only vote for the Company’s nominees by signing and returning a proxy card provided by the Company or by requesting a legal proxy and casting your ballot in person by attending the Annual Meeting. Shareholders have the right to vote cumulatively in Proposal 1 and, unless otherwise instructed, the shares represented by this proxy will be voted cumulatively in favor of one or more of the Nominees, at the proxy holders’ sole discretion, in order to elect as many of the Nominees as possible. The Participants intend to vote all of their shares of Common Stock cumulatively in favor of the Nominees in order to elect as many of the Nominees as possible.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

According to the Company’s 2013 Proxy Statement, holders of a majority of the outstanding shares entitled to vote must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. Votes cast by proxy or in person at the Annual Meeting will be tabulated by an inspector of election.

If your shares are held in the name of a brokerage firm and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to a proposal that is not a routine matter, the brokerage firm cannot vote the shares on that proposal. This is referred to as a “broker non-vote.” Under the rules and interpretations of the NYSE, there are no “routine” proposals in a contested proxy solicitation. Because Casablanca has initiated a contested proxy solicitation, there will be no “routine” matters at the Annual Meeting for any broker accounts that are provided with proxy materials by Casablanca.

Abstentions and broker non-votes will have no effect with respect to the election of directors (Proposal 1). Abstentions will have the effect of votes against, and broker non-votes will have no effect with respect to, the advisory vote regarding the compensation of the Company’s named executives (Proposal 2). Abstentions and broker non-votes will have no effect on the ratification of Deloitte as the Company’s independent registered public accounting firm.

VOTES REQUIRED FOR APPROVAL

Election of Directors ─ The eleven nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as directors, whether or not such affirmative votes constitute a majority of the shares voted. See page [    ] for a discussion of the effect of cumulative voting.

Advisory Vote on Executive Compensation and Ratification Of Independent Registered Public Accounting Firm ─ According to the Company’s 2013 Proxy Statement, the advisory vote on executive compensation (Proposal 2) and approval of the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 3) will each require the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter.

15

IF YOU WISH TO VOTE FOR THE ELECTION OF OUR NOMINEES TO THE BOARD, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED WHITE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

APPRAISAL/DISSENTER RIGHTS

Shareholders are not entitled to appraisal or dissenters’ rights under Ohio law in connection with the Proposals or this proxy statement.

16

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Solicitation is being made by Casablanca and the Nominees. Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet, in person and by advertisements.

Casablanca will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Casablanca has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Common Stock and/or Depositary Shares they hold of record. Casablanca will reimburse these record holders for their reasonable out-of-pocket expenses in so doing.

The entire expense of soliciting proxies is being borne by Casablanca. Costs of the Proxy Solicitation are currently estimated to be approximately $3,000,000. Casablanca estimates that through the date hereof, its expenses in connection with the Proxy Solicitation are approximately $280,000. If successful, we may seek reimbursement of these costs from the Company. In the event that we decide to seek reimbursement of our expenses, we do not intend to submit the matter to a vote of the Company’s shareholders. The Board, which would consist of a majority of our Nominees, if elected, would be required to evaluate the requested reimbursement consistent with their fiduciary duties to the Company and its shareholders. Costs related to the solicitation of consents include expenditures for attorneys, advisors, printing, advertising, postage and related expenses and fees.

Casablanca has retained Okapi Partners LLC (“Okapi”) to provide solicitation and advisory services in connection with this solicitation. Okapi will receive an estimated fee of $[    ] together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified by Casablanca Capital against certain liabilities and expenses, including certain liabilities under the federal securities laws. Okapi will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. It is anticipated that Okapi will employ approximately 36 persons to solicit Cliff’s shareholders as part of this solicitation. Okapi does not believe that any of its directors, officers, employees, affiliates or controlling persons, if any, is a “participant” in this Proxy Solicitation.

Important Notice Regarding the Availability of this Proxy Statement

This proxy statement and all other solicitation materials in connection with this Proxy Solicitation will be available on the Internet, free of charge, at www.FixCliffs.com.

Information Concerning Cliffs

Casablanca has omitted from this proxy statement certain disclosure required by applicable law to be included in the Company’s Proxy Statement. Such disclosure includes, among other things, information regarding securities of the Company beneficially owned by the Company’s directors, nominees and management; certain shareholders’ beneficial ownership of more than 5% of the Company’s voting securities; information concerning executive compensation; and information concerning the procedures for submitting shareholder proposals and director nominations intended for consideration at the 2015 annual meeting of shareholders and for consideration for inclusion in the proxy materials for that meeting. If the Company does not distribute the Company’s Proxy Statement to shareholders at least ten days prior to the Annual Meeting, Casablanca will distribute to the shareholders a supplement to this proxy statement containing such disclosures at least ten days prior to the Annual Meeting. Casablanca takes no responsibility for the accuracy or completeness of information contained in the Company’s Proxy Statement. Except as otherwise noted herein, the information in this proxy statement concerning the Company has been taken from or is based upon documents and records on file with the SEC and other publicly available information. We do not take responsibility, except to the extent imposed by law, for the accuracy or completeness of statements in public documents and records that were not prepared by or on behalf of Casablanca, or for any failure of the Company to disclose in its public documents and records any events that may affect the significance or accuracy of the information contained herein

17

Conclusion

We urge you to carefully consider the information contained in this proxy statement and then support our efforts by signing, dating and returning the enclosed WHITE proxy card today.

Thank you for your support,

Casablanca Capital LP
Donald G. Drapkin
Douglas Taylor
Robert P. Fisher, Jr.
Celso Lourenco Goncalves
Patrice E. Merrin
Joseph Rutkowski
Gabriel Stoliar

[______], 2014
18

ANNEX I

TRANSACTIONS BY THE PARTICIPANTS IN THE SECURITIES OF CLIFFS NATURAL
RESOURCES INC. DURING THE PAST TWO YEARS

The following tables set forth all transactions effected during the past two years by the Participants with respect to securities of the Company. As of the date of hereof, Casablanca Capital, Mr. Drapkin, Mr. Taylor and Mr. Goncalves are the only Participants that currently own of record or beneficially securities of the Company.

Cliffs Natural Resources Inc.

Common Stock

Trade Date	Amount Acquired (Sold)	Trade Date	Amount Acquired (Sold)
11/14/2013	169,025	12/11/2013	732,296
11/15/2013	345,092	12/12/2013	240,100
11/18/2013	839,001	12/13/2013	119,800
11/19/2013	17,304	12/16/2013	20,865
11/20/2013	942,590	12/17/2013	65,000
11/21/2013	1,000,000	1/3/2014	100,800
11/22/2013	814,744	1/6/2014	125,200
11/26/2013	480,000	1/7/2014	250,000
12/5/2013	150,000	1/8/2014	204,703
12/6/2013	350,000	1/9/2014	500,000

Mr. Drapkin

Common Stock

Trade Date	Amount Acquired (Sold)
2/6/2014	1,000

Mr. Goncalves
Common Stock

Trade Date	Amount Acquired (Sold))
1/10/2014	50,000

[FORM OF PROXY CARD]

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED MARCH 6, 2014

PROXY OF SHAREHOLDERS OF CLIFFS NATURAL RESOURCES INC. (THE “COMPANY”) IN
CONNECTION WITH THE COMPANY’S 2014 ANNUAL MEETING OF SHAREHOLDERS:

THIS PROXY SOLICITATION IS BEING MADE BY Casablanca Capital LP, Donald G.
Drapkin and Douglas Taylor ( collectively, “Casablanca”), Robert P. Fisher, Jr.,
CELSO LOURENCO GONCALVES, PATRICE E. MERRIN, JOSEPH RUTKOWSKI AND GABRIEL
STOLIAR.

THIS SOLICITATION IS NOT ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned appoints [___] and [___] and each of them, attorneys and agents with full power of substitution to vote all shares of common stock, par value $0.125 per share (the “Common Stock”), and/or all depositary shares, each of which represents 1/40th of a share of the 7.00% Series A Mandatory Convertible Preferred Stock, Class A, no par value (the “Depositary Shares”), of the Company, which the undersigned would be entitled to vote if personally present at the 2014 annual meeting of shareholders of the Company (including at any adjournments or postponements thereof and at any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock and/or each Depositary Share of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Casablanca a reasonable time before this solicitation. Shareholders have the right to vote cumulatively in Proposal 1 and, unless otherwise instructed, the shares represented by this proxy will be voted cumulatively in favor of one or more of the Nominees, at the proxy holders’ sole discretion, in order to elect as many of the Nominees as possible.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR ALL NOMINEES” PURSUANT TO PROPOSAL 1, “AGAINST” PROPOSAL 2 AND “FOR” PROPOSAL 3.

This proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting.

1.	THE ELECTION OF ROBERT P. FISHER, JR., CELSO LOURENCO GONCALVES, PATRICE E. MERRIN, JOSEPH RUTKOWSKI, GABRIEL STOLIAR AND DOUGLAS TAYLOR.

☐	☐	☐
For All Nominees	Withhold Authority to Vote for all Nominees	For all Nominees Except

INSTRUCTIONS: IF YOU DO NOT WISH YOUR SHARES OF COMMON STOCK AND/OR DEPOSITARY SHARES TO BE VOTED “FOR” A PARTICULAR NOMINEE, MARK THE “FOR ALL NOMINEES EXCEPT” BOX AND WRITE THE NAME(S) OF THE NOMINEE(S) YOU DO NOT SUPPORT ON THE LINE BELOW. YOUR SHARES OF COMMON STOCK AND/OR DEPOSITARY SHARES WILL BE VOTED FOR THE REMAINING NOMINEE(S).

Unless you specify different directions with respect to cumulative voting (which directions may include withholding authority to cumulate votes with respect to one or more Nominees) and mark the corresponding box below, this proxy authorizes the herein named attorneys and proxies, their substitutes, or any of them to cumulate votes that the undersigned is entitled to cast at the Annual Meeting at the discretion of the proxy holders. Accordingly, unless otherwise instructed in accordance with the foregoing, the shares represented by this proxy will be voted cumulatively in favor of the Nominees listed above, at the proxy holders’ sole discretion, in order to elect as many of the Nominees listed above as possible. The shares represented by this proxy will not be cumulated with respect to any Nominee for whom the authority to vote has been withheld.

[ ] To specify different directions with respect to cumulative voting, mark the adjacent box and write your instructions in the space provided below.

2.	TO VOTE ON THE COMPANY’S PROPOSAL TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

☐	☐	☐
FOR	AGAINST	ABSTAIN

3.	TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014.

☐	☐	☐
FOR	AGAINST	ABSTAIN

CUMULATIVE VOTING INSTRUCTIONS: Provide below any instructions with respect to how the undersigned’s shares should be cumulatively voted at the Annual Meeting, including the number of shares of Common Stock and/or Depositary Shares to be voted for any particular Nominee and/or the name of any Nominee with respect to whom the undersigned is withholding authority to cumulate votes, as applicable.

IN ORDER FOR YOUR PROXY TO BE VALID, IT MUST BE DATED.

Date:	2014

Signature

Signature (if held jointly)

Title(s):

Please sign exactly as name appears on stock certificates or on label affixed hereto. When shares of Common Stock and/or Depositary Shares are held by joint tenants, both should sign. In case of joint owners, EACH joint owner should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, etc., give full title as such.

PLEASE SIGN, DATE AND MAIL YOUR PROXY PROMPTLY IN THE POSTAGE-PAID ENVELOPE ENCLOSED.

IMPORTANT

Tell your Board what you think! Your vote is important. No matter how many shares of Common Stock or Depositary Shares you own, please give Casablanca your proxy FOR the election of the Nominees by taking three steps:

●	SIGNING the enclosed WHITE proxy card,

●	DATING the enclosed WHITE proxy card, and

●	MAILING the enclosed WHITE proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your shares of Common Stock or Depositary Shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares of Common Stock or Depositary Shares and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed WHITE voting form.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Okapi Partners at the address set forth below.

437 Madison Avenue, 28th Floor New York, N.Y. 10022 (212) 297-0720 Stockholders Call Toll-Free at: (877) 274-8654 E-mail: info@okapipartners.com